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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                        U.S. BANK  NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

           60 Livingston Avenue
           St. Paul, Minnesota                          55107
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   (Address of principal executive offices)           (Zip Code)

                                  Seth Dodson
                         U.S. Bank National Association
                           950 17th Street, Suite 300
                                Denver, CO 80202
                                 (303) 585-4591
           (Name, address and telephone number of agent for service)

                               TOM BROWN, INC., &
                       TOM BROWN RESOURCES FUNDING CORP.

                    (Issuer with respect to the Securities)

           Delaware                                   95-1949781
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


555 17th Street, Suite 1850                       80202
      Denver, CO
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Address of Principal Executive Offices)         (Zip Code)

                            Units each consisting of
U.S.$512 7.25% Senior Subordinated Notes of Tom Brown, Inc.
due September 15, 2013
U.S.$488 7.25% Senior Subordinated Notes of Tom Brown Resources Funding Corp. due September 15, 2013

                      (Title of the Indenture Securities)

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                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the Currency
                    Washington, D.C.

             b)  Whether it is authorized to exercise corporate trust powers.
                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                    None

Items 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.  A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.  A copy of the existing bylaws of the Trustee.*

             5. A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


        * Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Denver, State of Colorado on the 11th day of September, 2003.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Seth Dodson
                                            -----------------------------
                                            Seth Dodson
                                            Assistant Vice President


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                                   Exhibit 6
                                   ---------

                                    CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  September 11, 2003


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Seth Dodson
                                            ------------------------------
                                            Seth Dodson
                                            Assistant Vice President


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                                   Exhibit 7
                                   ---------

                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 6/30/2003

                                    ($000's)

                                                           6/30/2003
                                                      ----------------
Assets
   Cash and Due From Depository Institutions               $11,987,100
   Federal Reserve Stock                                             0
   Securities                                               35,336,411
   Federal Funds                                             4,955,134
   Loans & Lease Financing Receivables                     118,648,100
   Fixed Assets                                              1,864,465
   Intangible Assets                                         9,999,520
   Other Assets                                              8,735,830
                                                      ----------------
       Total Assets                                       $191,526,560

Liabilities
   Deposits                                                $132,461,590
   Fed Funds                                                  5,061,915
   Treasury Demand Notes                                              0
   Trading Liabilities                                          303,140
   Other Borrowed Money                                      20,320,775
   Acceptances                                                  150,586
   Subordinated Notes and Debentures                          6,326,523
   Other Liabilities                                          5,864,946
                                                      -----------------
       Total Liabilities                                   $170,489,475

Equity
   Minority Interest in Subsidiaries                           $999,216
   Common and Preferred Stock                                    18,200
   Surplus                                                   11,015,123
   Undivided Profits                                          9,004,546
                                                      -----------------
       Total Equity Capital                                 $21,037,085

Total Liabilities and Equity Capital                       $191,526,560

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:  /s/ Seth Dodson
    -----------------------------
    Assistant Vice President

Date:  September 11, 2003


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